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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 9, 2003 (May 9, 2003)

Key Energy Services, Inc. (Exact Name of Registrant as Specified in Charter)
Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)
6 Desta Drive Midland, Texas 79705 (Address and Zip Code of Principal Executive Offices)
(915) 620-0300 (Registrant's telephone number, including area code)

(Former name or former address, if changed since the last report)

Item 5. Other Events and Required FD Disclosure.

        On May 9, 2003, Key Energy Services, Inc. (the "Company") and its guarantor subsidiaries entered into an underwriting agreement (the "Underwriting Agreement") with Lehman Brothers Inc. and Bear Stearns & Co. Inc., as Representatives of the several Underwriters named therein, in connection with the offering (the "Offering") of $150,000,000 in aggregate principal amount of the Company's 6 3/8% Senior Notes due 2013.

        The Offering is being made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-102874) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Company may from time to time offer common stock, debt securities, preferred stock and warrants with an aggregate public offering price of up to $500,000,000.

        The Company has also entered into a Second Amendment, dated as of May 9, 2003, to its Third Amended and Restated Credit Agreement, dated as of July 15, 2002, as amended, among the Company, the several Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., and Wells Fargo Bank (Texas), as Co-Lead Arrangers and Credit Lyonnais New York Bank, Lehman Commercial Paper, Inc. and Royal Bank of Canada, as the Co-Documentation Agents.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of business acquired.

    None.

        (b)   Pro Forma Financial Information.

    None.

        (c)   Exhibits.

          † 1.1 Underwriting Agreement, dated as of May 9, 2003, among the Company, the Guarantors named therein, and Lehman Brothers Inc. and Bear Stearns & Co. Inc., as Representatives of the several Underwriters named therein.

          4.1   Indenture, dated as of May 9, 2003, between the Company and U.S. Bank National Association.

          10.1 Second Amendment, dated as of May 9, 2002, to the Third Amended and Restated Credit Agreement, dated as of July 15, 2002, as amended, among the Company, the several Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., and Wells Fargo Bank (Texas), as Co-Lead Arrangers and Credit Lyonnais New York Bank, Lehman Commercial Paper, Inc. and Royal Bank of Canada, as the Co-Documentation Agents.

          25.1 Statement of Eligibility of Trustee, U.S. Bank National Association, a national banking association, on Form T-1.

†
To be filed by amendment.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2003	KEY ENERGY SERVICES, INC.
	By:	/s/ FRANCIS D. JOHN Francis D. John President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
† 1.1	Underwriting Agreement, dated as of May 9, 2003, among the Company, the Guarantors named therein, and Lehman Brothers Inc. and Bear Stearns & Co. Inc., as Representatives of the several Underwriters named therein.
4.1	Indenture, dated as of May 9, 2003, between the Company and U.S. Bank National Association.
10.1	Second Amendment, dated as of May 9, 2002, to the Third Amended and Restated Credit Agreement, dated as of July 15, 2002, as amended, among the Company, the several Lenders from time to time parties thereto, PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., and Wells Fargo Bank (Texas), as Co-Lead Arrangers and Credit Lyonnais New York Bank, Lehman Commercial Paper, Inc. and Royal Bank of Canada, as the Co-Documentation Agents.
25.1	Statement of Eligibility of Trustee, U.S. Bank National Association, a national banking association, on Form T-1.

†
To be filed by amendment

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SIGNATURE
EXHIBIT INDEX